6

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  MAY  9,  2006


                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



              DELAWARE                   0-3936        11-1826363
     (State or other jurisdiction     (Commission     (IRS Employer
     of incorporation)                File Number)     Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK               11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300


                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 9, 2006, Orbit International Corp. ("Orbit") issued a press release announcing its operating results for its first quarter ended March 31, 2006. The press release contains a non-GAAP disclosure-Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA), that management feels provides useful information in understanding the impact of certain items to Orbit's financial statements. Orbit's press release is hereby furnished as follows:




CONTACT          or     Investor Relations Counsel
-------
Mitchell Binder          Linda Latman, 212-836-9609
Vice President-Finance          Lena Cati, 212-836-9611
631-435-8300          The Equity Group Inc.

     FOR IMMEDIATE RELEASE

                        ORBIT INTERNATIONAL CORP. REPORTS
                        ---------------------------------
                              FIRST QUARTER RESULTS
                              ---------------------

            2006 EBITDA INCREASES BY 46.8% ON 22.7% INCREASE IN SALES
            ---------------------------------------------------------
      BACKLOG AT MARCH 31, 2006 AT $14.3 MILLION, UP 9% FROM 2005 YEAR-END
      --------------------------------------------------------------------
Hauppauge, New York, May 9, 2006 - Orbit International Corp. (NASDAQ:ORBT), an electronics manufacturer and supplier, today announced results for the first quarter ended March 31, 2006. The results of operations of Orbit's acquisition, Tulip Development Laboratory, Inc. and its manufacturing affiliate, TDL Manufacturing, Inc. ("Tulip") are not included in the first quarter of 2005, since the transaction was consummated on April 4, 2005.

FIRST  QUARTER  2006  VS.  FIRST  QUARTER  2005(1)
--------------------------------------------------
- Net sales increased 22.7% to $6,629,000 from $5,403,000; exclusive of Tulip, sales decreased by 8.5%;
-     Gross margin remained fairly constant at 43.7% compared to 43.8%;
-     Pre tax income rose 11.6% to $702,000 compared with $629,000;
-     Net income increased by 10% to $692,000 from $629,000;
-     Diluted earnings per share were $.15** compared to $.16**;
- Earnings before interest, taxes, depreciation and amortization, and stock-based compensation (EBITDA) increased by 46.8% to $1,016,000 ($.22 per diluted share) compared to $692,000 ($.17 per diluted share);
- Backlog at March 31, 2006 was $14.3 million compared with $15.2 million at March 31, 2005, of which $4.5 million is attributable to Tulip's backlog in the prior period, even though the acquisition was consummated on April 4, 2005.

     (1) Per share amounts have been adjusted for the 25% stock dividend effective July 18, 2005.
**Per share calculations for the 2006 first quarter are based upon 17.5% more shares than in the corresponding period of 2005.

In the first quarter of 2006, the Company adopted Statement of Financial Accounting Standards No. 123, (Revised 2004) - Share Based Payment, ("SFAS 123R"), which requires that share based compensation be recorded in a company's financial statements. Historically, this has been identified in the footnote disclosure to our financial statements in accordance with SFAS 123. Orbit has elected to use the modified prospective method; prior period financial results have not been revised and are not comparative to the 2006 results. Total share based compensation expense recorded in the first quarter of fiscal 2006 was immaterial to the financial statements. Also, in accordance with SFAS 123R, "unearned compensation" recorded pursuant to Accounting Principles Board ("APB") Opinion No. 25 has been reversed and is now a component of "additional paid-in capital."


                                     (more)

Orbit International News Release                                        Page 2
May  9,  2006

Dennis Sunshine, President and Chief Executive Officer, commented, "The first quarter performance reflects contributions from both the Electronics Segment and the Power Units Segment. Of note, the sales decline, exclusive of Tulip, is due to unusually strong sales in the first quarter of 2005 recorded by the Power Units Segments due to large deliveries under the FLIR contract. Deliveries under this contract were completed in the second quarter of 2005. Backlog at the close of the first quarter of $14.3 million is up over 9% from 2005 year end despite the nearly 23% improvement in net sales. With our hardware imbedded on a number of new airborne, shipboard and GPS programs, as well as legacy retrofit programs, we have a good mix of both follow-on orders for several long-lived programs and orders for new programs in our backlog. The decline from January 31, 2006's previously reported backlog of $15.8 million is the result of the timing of certain pending orders and contracts for which we have a high degree of certainty will be awarded in subsequent quarters."

Mitchell Binder, Chief Financial Officer, also commented, "We have a strong balance sheet to support continued growth, both internal and by acquisition, which remains a high corporate priority. At March 31, 2006, total current assets were $19,325,000 versus total current liabilities of $3,966,000, for a
4.9 to 1 current ratio. With approximately $25 million in net operating loss carryforwards, we should continue to shield profits from federal and New York State taxes and enhance future cash flow."

Discussing the outlook for the remainder of 2006, Mr. Sunshine noted, "We remain confident that we will meet our financial goals for 2006 and are therefore reaffirming prior guidance. As previously reported, we expect net sales to be in the range of $25.8 million to $26.4 million, up from $24.3 million in 2005. Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA) are expected to be between $4,100,000 and $4,400,000, as compared to $3,710,000 in 2005. Net income is expected to be between $3,000,000 and $3,300,000, or between $.64 and $.70 per diluted share based upon a 6% increase in the weighted shares outstanding. In 2005, net income was $2,684,000 or $.60 per diluted share. We should, however, point out that based upon current customer delivery requirements for the balance of the year, we expect second and third quarter 2006 net sales and profitability measures to be equal to or slightly less than last year's second and third quarters, which were exceptionally strong."

CONFERENCE  CALL
----------------
The Company will hold a conference call for investors today, May 9, 2006, at 11:00 a.m. EDT. Interested parties may participate in the call by dialing 706-679-0886; please call in 10 minutes before the conference call is scheduled to begin and ask for the Orbit International conference call. After opening remarks, there will be a question and answer period. The conference call will also be broadcast live over the Internet. To listen to the live call, please go to www.orbitintl.com and click on the Investor Relations section. Please go to the website at least 15 minutes early to register, and download and install any necessary audio software. If you are unable to listen live, the conference call will be archived and can be accessed for approximately 90 days at Orbit's website. We suggest listeners use Microsoft Explorer as their browser.

Orbit International Corp. is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications through its production facilities in Hauppauge, New York and Quakertown, Pennsylvania. Its Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units, AC power sources, frequency converters, uninterruptible power supplies and associated analytical equipment. The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display.


                                     (more)


Orbit International News Release     Page 3
May  9,  2006

This press release contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company having a high degree of certainty that certain contracts will be awarded in subsequent quarters, should continue to shield profits for federal and New York State taxes and enhance future cash flow; the Company will meet its financial goals for 2006, and reaffirming all guidance amounts for 2006. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual future results of the Company to be materially different from such forward looking statements. Factors that might result in such differences include, without limitation, current economic conditions and military conflicts, variable market conditions, changing needs of the defense sector and the Company's customers and integration of the new Tulip acquisition. The forward-looking statements contained in this press release speak only as of the date hereof. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and its other periodic reports and its registration statement on Form S-3 containing a final prospectus dated January 11, 2006 filed with the Securities and Exchange Commission.


                            (See Accompanying Tables)

Orbit International News Release     Page 4
May  9,  2006




ORBIT INTERNATIONAL CORP.
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

                                               THREE MONTHS ENDED
                                               MARCH 31,
                                                              2006     2005
                                               --------------------  -------

Net sales                                      $             6,629   $5,403

Cost of sales                                                3,732    3,037
                                               --------------------  -------

Gross profit                                                 2,897    2,366

Selling, general and administrative expenses                 2,146    1,769

Interest expense                                               116        1

Investment and other income                                    (67)     (33)
                                               --------------------  -------

Net income before provision for income taxes                   702      629

Provision for income taxes                                      10        -
                                               --------------------  -------

Net income                                     $               692   $  629
                                               ====================  =======

Basic earnings per share*                      $              0.16   $ 0.18

Diluted earnings per share*                    $              0.15   $ 0.16

Weighted shares outstanding:

Basic*                                                       4,338    3,504

Diluted*                                                     4,689    3,991



* All share and per share amounts presented have been adjusted for the 25% stock dividend effective July 18, 2005.

Orbit International News Release     Page 5
May  9,  2006


                            ORBIT INTERNATIONAL CORP.
          NON-GAAP FINANCIAL DATA (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                THREE MONTHS ENDED
                                MARCH 31,
                                               2006   2005
                                -------------------  -----
EBITDA Reconciliation
------------------------------
Net income                      $               692  $ 629
Interest expense                                116      1
Tax expense                                      10      -
Depreciation and amortization                   147     18
Stock based compensation                         51     44
                                -------------------  -----
EBITDA (1)                      $             1,016  $ 692
                                ===================  =====

EBITDA Reconciliation *
------------------------------
Net income                      $              0.15  $0.16
Interest expense                               0.03   0.00
Tax expense                                    0.00      -
Depreciation and amortization                  0.03   0.00
Stock based compensation                       0.01   0.01
                                -------------------  -----
EBITDA per diluted share (1)    $              0.22  $0.17
                                ===================  =====


(1) The EBITDA table presented above is not determined in accordance with accounting principles generally accepted in the United States of America. Management uses adjusted EBITDA to evaluate the operating performance of its business. It is also used, at times, by some investors, security analysts and others to evaluate companies and make informed business decisions. EBITDA is also a useful indicator of the income generated to service debt. EBITDA is not a complete measure of an entity's profitability because it does not include costs and expenses for interest, depreciation and amortization and income taxes. EBITDA as presented herein may not be comparable to similarly named measures reported by other companies.




* All share and per share amounts presented have been adjusted for the 25% stock dividend effective July 18, 2005.

Orbit International News Release     Page 5
May  9,  2006

ORBIT INTERNATIONAL CORP.
CONSOLIDATED BALANCE SHEETS

                                                             MARCH 31, 2006    DECEMBER 31, 2005
                                                             ----------------  -------------------
                                                                  (UNAUDITED)            (AUDITED)
ASSETS
Current assets
 Cash and cash equivalents                                   $     2,195,000   $        3,933,000
 Investments in marketable securities                              2,878,000            1,012,000
 Accounts receivable, less allowance for doubtful accounts         4,146,000            3,695,000
 Inventories                                                       9,130,000            9,055,000
 Deferred tax asset                                                  784,000              784,000
 Other current assets                                                192,000              130,000
                                                             ----------------  -------------------

   Total current assets                                           19,325,000           18,609,000

Property and equipment, net                                          370,000              357,000
Goodwill                                                           6,135,000            6,130,000
Intangible assets, net                                             1,530,000            1,639,000
Deferred tax asset                                                 1,254,000            1,198,000
Other assets                                                       1,220,000            1,219,000
                                                             ----------------  -------------------

 Total assets                                                $    29,834,000   $       29,152,000
                                                             ================  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Current portion of long term obligations                          1,125,000            1,125,000
 Accounts payable                                                  1,660,000              857,000
 Accrued expenses                                                  1,084,000            1,447,000
 Customer advances                                                    12,000              256,000
 Deferred income                                                      85,000               85,000
                                                             ----------------  -------------------

   Total current liabilities                                       3,966,000            3,770,000

Deferred income                                                      491,000              513,000
Long-term obligations, net of current maturities                   4,997,000            5,279,000
                                                             ----------------  -------------------

   Total liabilities                                               9,454,000            9,562,000

Stockholders' Equity
 Common stock                                                        458,000              457,000
 Additional paid-in capital                                       19,360,000           20,600,000
 Unearned compensation                                                     0           (1,340,000)
 Accumulated other comprehensive loss                                 (7,000)              (4,000)
 Retained earnings (accumulated deficit)                             569,000             (123,000)
                                                             ----------------  -------------------

   Stockholders' equity                                           20,380,000           19,590,000
                                                             ----------------  -------------------

   Total liabilities and stockholders' equity                $    29,834,000   $       29,152,000
                                                             ================  ===================








                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     May 10, 2006


                              Orbit International Corp.


                                By: /s/ Dennis Sunshine
                                    -------------------
                                Dennis Sunshine
                                Chief Executive Officer and President